UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 3, 2014

LANDS’ END, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-09769	36-2512786
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Lands’ End Lane, Dodgeville, Wisconsin	53595
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (608) 935-9341

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 3, 2014, the Board of Directors of Lands’ End, Inc. (the "Company") elected Bernard L. McCracken as the Company's Vice President and Chief Accounting Officer, effective immediately. He also assumed the position of the Company's principal accounting officer from Michael P. Rosera, Executive Vice President, Chief Operating Officer/Chief Financial Officer and Treasurer, and will continue to report to Mr. Rosera. Mr. McCracken, age 52, joined the Company in July 2014. Prior to joining the Company and since 2004, he held various finance positions of increasing responsibility with The Children’s Place, Inc., a children's specialty apparel retailer, including most recently as Vice President and Corporate Controller from October 2008 to July 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDS’ END, INC.

Date: October 9, 2014                    By: /s/ Dorian R. Williams
Name: Dorian R. Williams
Title: Senior Vice President, General Counsel and Corporate Secretary